                                                                   Exhibit 10.31

                           STOCK PURCHASE AGREEMENT


                           DATED AS OF JUNE 1, 1994

                                     AMONG

       GARY R. MARTINO, ALBERT R. SUBBLOIE, JR., PAUL SCHMIDT AND ANDREI
                   POLUDNEWYCZ (COLLECTIVELY, THE "SELLERS")

                                       AND
                   MERCURY ASSET MANAGEMENT PLC AS AGENT FOR
                     CERTAIN OF ITS DISCRETIONARY ACCOUNTS

                               Table of Contents


ARTICLE 1.         TRANSFER OF SHARES AND RELATED MATTERS.................  1
     1.1      The Sale....................................................  1
              --------
     1.2      Payment of Purchase Price and Delivery of Shares............  1
              ------------------------------------------------

ARTICLE 2.         CLOSING................................................  1

ARTICLE 3.         REPRESENTATIONS AND WARRANTIES OF THE SELLERS..........  2
     3.1      Ownership of Shares.........................................  2
              -------------------
     3.2      Authorization and Execution.................................  2
              ---------------------------
     3.3      Consents and Approvals......................................  2
              ----------------------
     3.4      Governmental Approvals......................................  2
              ----------------------
     3.5      Brokers and Finders.........................................  2
              -------------------
     3.6      Financial Statements........................................  3
              --------------------
     3.7      Business Generally..........................................  3
              ------------------

ARTICLE 4.         REPRESENTATIONS AND WARRANTIES OF THE PURCHASER........  3
----------         -----------------------------------------------
     4.1      Investment..................................................  3
              ----------
     4.2      Resale......................................................  4
              ------
     4.3      Accredited Investor.........................................  4
              -------------------
     4.4      Access to Information.......................................  4
              ---------------------

ARTICLE 5.         SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                   INDEMNIFICATION, ETC...................................  5
     5.1      Survival....................................................  5
              --------
     5.2      Sellers' Agreement to Indemnify.............................  5
              -------------------------------

ARTICLE 6.         RESTRICTION ON TRANSFERABILITY.........................  5
                   ------------------------------
     6.1      Restriction; Procedure for Transfer.........................  5
              -----------------------------------
     6.2      Notice of Proposed Transfer.................................  5
              ---------------------------

ARTICLE 7.         REGISTRATION UNDER SECURITIES ACT, ETC.................  5
     7.1      Incidental Registration.....................................  5
              -----------------------
     7.2      Registration Procedures.....................................  7
              -----------------------
     7.3      Underwritten Offerings...................................... 11
              ----------------------
     7.4      Preparation; Reasonable Investigation....................... 13
              -------------------------------------
     7.5      Indemnification............................................. 13
              ---------------

ARTICLE 8.         RULE 144............................................... 17

ARTICLE 9.         DEFINITIONS............................................ 17

ARTICLE 10.        MISCELLANEOUS.......................................... 19
                   -------------
     10.1     Amendment, Modification and Waiver.......................... 19
              ----------------------------------
     10.2     Expenses; Transfer Taxes, Etc............................... 19
              -----------------------------
     10.3     Binding Effect; Benefits; Parties in Interest............... 20
              ---------------------------------------------
     10.4     Entire Agreement............................................ 20
              ----------------

                           STOCK PURCHASE AGREEMENT
                           ------------------------

         STOCK PURCHASE AGREEMENT dated as of June 1, 1994 by and among MERCURY ASSET MANAGEMENT PLC, an English public company limited by shares, acting as agent (the "Agent") for certain of its discretionarily managed accounts (the "Purchasers") (such shares to be registered in the name of the nominee set forth on Schedule A hereto) and GARY R. MARTINO, ALBERT R. SUBBLOIE, JR., PAUL SCHMIDT AND ANDREI POLUDNEWYCZ (collectively, the "SELLERS").

         NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:


ARTICLE 1.     TRANSFER OF SHARES AND RELATED MATTERS
----------     --------------------------------------

          1.1 The Sale. Subject to the terms and conditions of this Agreement,
              --------
on the date of the Closing (as hereinafter defined), the Sellers hereby severally agree to sell, transfer, convey and deliver to the Purchasers, and the Purchasers hereby agree to purchase from the Sellers, the number of shares set forth opposite each respective Seller's name on Schedule B attached hereto (collectively, the "Shares") of the common stock, no par value ("Common Stock"), of Information Management Associates, Inc. (the "Company") free and clear of all liens, claims, liabilities, restrictions or other encumbrances at a purchase price of $9.00 per share (the "Purchase Price").

          1.2 Payment of Purchase Price and Delivery of Shares. On the Closing
              ------------------------------------------------
Date (as hereinafter defined), the Purchasers shall pay to each of the Sellers by certified or bank check or wire transfer an amount equal to the Purchase Price multiplied by the number of shares set forth opposite each such Seller's name on Schedule B attached hereto and the Sellers will deliver to the Purchasers, certificates representing the Shares duly endorsed in blank or with a fully executed stock power attached, all in proper form for transfer with all transfer taxes, if any, paid by Sellers.

ARTICLE 2.     CLOSING
----------     -------

          The closing for the consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of LeBoeuf, Lamb, Greene & MacRae, New York, New York, 10:00 a.m. on June 2, 1994 or at such other time or place as the parties hereto shall mutually agree (the "Closing Date").

ARTICLE 3.     REPRESENTATIONS AND WARRANTIES OF THE SELLERS
----------     ---------------------------------------------

          Each Seller severally represents and warrants to the Purchasers, as to himself, as follows:

          3.1 Ownership of Shares. The Seller owns of record and beneficially
              -------------------
the number and type of Shares set forth opposite the Seller's name in Schedule B hereto. The Seller has good, marketable and valid title to the Shares to be sold by him hereunder, free and clear of all liens, pledges, encumbrances, claims, security interests, charges, voting trusts, voting agreement, other agreements, rights, options, warrants or restrictions of any kind, nature or description other than pursuant to this Agreement. The delivery to Buyer of such Shares pursuant to this Agreement will transfer valid title thereto, free and clear of all pledges, liens, claims, charges, security interests and other encumbrances of any nature whatsoever. No person or entity has any agreement or option or any right or privilege (whether preemptive or contractual) capable of becoming an agreement or option for the purchase of any such Shares from the Seller.

          3.2 Authorization and Execution. The Seller has the legal capacity to
              ---------------------------
enter into this Agreement and to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable against him in accordance with its terms.

          3.3 Consents and Approvals. Neither the execution and delivery of this
              ----------------------
Agreement nor the consummation of the transactions contemplated hereby will violate, result in a breach of any of the terms or provisions of, constitute a default (or an event which, with the giving of notice or the passage of time or both, would constitute a default) under, result in the acceleration of any indebtedness under or performance required by, result in any right of termination of, increase any amounts payable under, decrease any amounts receivable under, change any other rights pursuant to, or conflict with, any material agreement, indenture or other instrument to which the Seller, or the Company, is a party or by which any of his, or its, properties are bound, or any judgment, decree, order or award of any court, governmental body or arbitrator (domestic or foreign) against the Seller, or the Company.

          3.4 Governmental Approvals. No approval, authorization, consent or
              ----------------------
order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by Seller of this Agreement or the consummation by him of the transactions contemplated hereby.

          3.5 Brokers and Finders. No broker, agent, finder or consultant or
              -------------------
other person has been retained by or on behalf of

Seller or is entitled to be paid based upon any agreements or understandings made by Seller in connection with the transactions contemplated hereby. Neither the Purchasers nor the Seller shall have liability for any broker's fee, finder's fee, consultant's fee or other similar third party remuneration by reason of any action of Seller arising out of the transactions contemplated hereby.

          3.6 Financial Statements. (a) The Sellers have heretofore delivered or
              --------------------
made available to the Purchaser the audited balance sheets at December 31, 1993, 1992 and 1991 of the Company and the related statements of income, stockholders equity and cash flows for the years then ended, including the related notes and auditors' report thereon (the "Financial Statements"). The Financial Statements
(i) present fairly the financial position of the Company at the dates thereof and present fairly its results of operations and cash flows for the years then ended and (ii) have been prepared in conformity with generally accepted accounting principals ("GAAP") applied consistently with respect to the immediately preceding fiscal year period except as set forth in the Notes to the Financial Statements or in the auditor's report thereon.

              (b) Sellers have heretofore delivered or made available to the Purchaser the unaudited balance sheet at February 28, 1994 of the Company (the "February Balance Sheet") and the related statements of income and cash flow for the three months then ended (such February Balance Sheet and related statements, collectively, the "February Financial Statements"), each of which (i) presents fairly the financial condition of the Company at February 28, 1994 and presents fairly its results of operations and cash flows for the period then ended and
(ii) has been prepared in conformity with GAAP, applied consistently with the Financial Statements, subject to normal year-end adjustments.

              (c) To the knowledge of the Sellers, there has been no material adverse change in the business, results of operations, assets or financial condition of the Company since December 31, 1993.

          3.7 Business Generally. The Seller is not aware of the existence of
              ------------------
any conditions which could be reasonably expected to have a material adverse effect on the business and operations of the Company, other than general business and economic conditions generally affecting the industry and markets in which the Company participates.

ARTICLE 4.         REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
----------         -----------------------------------------------

          The Purchasers represent and warrant to the Company and the Sellers as follows:

          4.1 Investment. Each of the Purchasers is acquiring the Shares for
              ----------
investment for its own account and not with a view to, or for resale in connection with, any distribution thereof. The

Purchasers understand that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, accuracy of the Purchasers' representations herein and the bona fide nature of the Purchasers' investment intent as expressed herein. The investment made pursuant to this Agreement is in accord with the nature and size of the Purchasers' present investments and net worth, and each Purchaser is financially able to bear the economic risk of this investment, including the ability to hold the Shares for an indefinite period of time or to suffer a complete loss of this investment.

          4.2 Resale. Each Purchaser acknowledges that the Shares must be held
              ------
indefinitely unless the Shares are subsequently registered under the Act or an exemption from such registration is available. Each certificate representing (i) the Shares, and (ii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by law) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws, rules or regulations):

              THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE CONNECTICUT UNIFORM SECURITIES ACT. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT EXCEPT PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

          4.3 Accredited Investor. Each Purchaser is an "accredited investor" as
              -------------------
that term is used in Rule 501 promulgated under the Act.

          4.4 Access to Information. Each Purchaser acknowledges that it has
              ---------------------
received such information and made such investigation and analysis as it deems appropriate of the business and prospects of the Company and has been afforded an opportunity to meet with and ask questions of and receive answers from, management of the Company.

ARTICLE 5.         SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
----------         -------------------------------------------
                   INDEMNIFICATION, ETC.
                   --------------------

          5.1 Survival. All representations and warranties made herein shall
              --------
survive the execution and delivery of this Agreement and the sale and delivery of the Shares pursuant hereto for two (2) years from the Closing Date, and all statements contained in any certificate or other instrument delivered by any party hereunder shall be deemed to constitute representations and warranties made by such party. Notwithstanding the foregoing, the representations and warranties in Section 3.1 shall survive indefinitely and the covenants and agreements made herein shall survive for so long as the Purchasers own any of the Shares.

          5.2 Sellers' Agreement to Indemnify. Each of the Sellers hereby
              -------------------------------
severally agrees to indemnify and save the Purchasers harmless from and against, for and in respect of, any and all damages, losses, obligations, liabilities, claims, actions or causes of action, encumbrances, costs, and expenses (including, without limitation, reasonable attorneys' fees) arising from the untruth, inaccuracy or breach or nonfulfillment of any representation, warranty, covenant or agreement of such Seller, contained in or made pursuant to this Agreement, including any Exhibit or Schedule attached hereto or certificate delivered hereunder; provided, however, that the maximum liability of each Seller under this indemnification shall not exceed the aggregate purchase price paid to each such Seller.

ARTICLE 6.         RESTRICTION ON TRANSFERABILITY
----------         ------------------------------

          6.1 Restriction; Procedure for Transfer. The Shares shall not be
              -----------------------------------
transferable except upon the conditions specified in this Article 6, which conditions are intended to ensure compliance with the Securities Act of 1933, as amended, and applicable state securities laws.

          6.2 Notice of Proposed Transfer. Prior to any proposed transfer of any
              ---------------------------
of the Shares (other than a transfer pursuant to registration under the Act), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer at least thirty (30) days prior to the date of transfer and shall specify the proposed purchase price and the other terms and conditions relating to such proposed transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Shares may be effected without registration under the Act.

ARTICLE 7.         REGISTRATION UNDER SECURITIES ACT, ETC.
----------         --------------------------------------

          7.1 Incidental Registration.
              -----------------------

              (a)  Right to Include Registrable Securities. If the Company at
                   ---------------------------------------
          any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8, or any successor or similar forms), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 7.1. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if,
                                                             --------
          at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a
                                                  -
          determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a
                                                  --
          determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 7.1.

               (b)  Priority in Incidental Registrations. If (i) a registration
                    ------------------------------------      -
          pursuant to this Section 7.1 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the
                                                                  --
          Registrable Securities so requested to be registered for sale for the account of holders of Registrable Securities are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to Section 7.3(b) or, if requested to do so, is not obligated to do so under Section 7.3(b), and (iii) the managing underwriter of such
                                     ---
          underwritten offering shall
          inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities (other than such Registrable Securities and other shares or securities so requested to be included) being distributed by such underwriters within a price range acceptable to the holders of securities other than the Registrable Securities covered by such registration requested to be included in such registration (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company may, upon written notice to all holders of such Registrable Securities and the holders of any other shares or securities which shall have exercised in respect of such offering, registration rights comparable to the rights granted under this
          Section 7.1 (which other shares or securities are not to be included in such underwritten offering), reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and shares or other securities so that the resultant aggregate number of such Registrable Securities and other shares or other securities so included in such registration shall be equal to the number of shares stated in such managing underwriter's letter. Notwithstanding the foregoing, with respect to any registration initiated pursuant to the exercise of "demand" registration rights by any holder of securities of the Company, the holders of Registrable Securities shall have no right to include any Registrable Securities in such registration unless all of the securities requested to be registered by the holders exercising such "demand" registration rights have been included in such registration and have not been subjected to any reduction by underwriters.

          7.2 Registration Procedures. If and whenever the Company is required
              -----------------------
to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 7.1 the Company shall, as expeditiously as possible:

               (i) prepare and (within 90 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective for the time period required by this Agreement, provided, that before filing such
                                             --------
          registration statement or any amendments thereto the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 90 days after such registration statement becomes effective, it being understood that following the expiration of the relevant time period, the Company shall have no further obligation to maintain the effectiveness of such registration statement;

               (iii) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

               (iv) use its reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, or to consent to general service of process in any such jurisdiction;

               (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

               (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and the underwriters, if any) of

                    (x) an opinion of counsel for the Company, dated the
               effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                    (y) a "comfort" letter, dated the effective date of such
               registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller (or the underwriters, if any) may reasonably request;

               (vii) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating to a registered offering thereof is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

               (viii) enter into such agreements and take such other actions as sellers of such Registrable Securities holding 51% of the shares so to be sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

               (ix) use its reasonable best efforts to list all Company's equity securities covered by such registration statement on any securities exchange on which any of the Company's equity securities are then listed.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (vii) of this
Section 7.2, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision

(vii) of this Section 7.2 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the periods mentioned in subdivision (ii) of this Section 7.2 shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this
Section 7.2.

         If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute or the rules and regulations promulgated thereunder then in force, the deletion of the reference to such holder.

              7.3 Underwritten Offerings.
                  ----------------------

              (a) Incidental Underwritten Offerings. If the Company at any time
                  ---------------------------------
          proposes to register any of its securities under the Securities Act as contemplated by Section 7.1 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 7.1 and subject to the provisions of Section 7.1(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided that if the managing
                                                  --------
          underwriter of such underwritten offering shall inform the holders of the Registrable Securities requesting such registration and the holders of any other shares or securities which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under Section 7.1 by letter of its belief that inclusion in such underwritten distribution of all or a specified number of such Registrable Securities or of such other shares or securities so requested to be included would interfere with the successful marketing of the securities (other than such Registrable Securities and other shares or securities so requested to be included) within a price range acceptable to the Company or in the case of a secondary offering, the holders of securities other than Registrable Securities requested to be included in such registration by the underwriters (such writing to state the basis of such belief and approximate number of such Registrable Securities and shares or other securities so requested to be included which may be included in such underwritten offering without such effect), then the Company may, upon written notice to all holders of such Registrable Securities and of such other shares or securities so requested to be included, exclude pro rata from such underwritten offering (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and shares or other securities so requested to be included in the registration, so that the resultant aggregate number of such Registrable Securities and of such other shares or securities so requested to be included which are included in such underwritten offering shall be equal to the approximate number of shares stated in such managing underwriter's letter. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law. Notwithstanding the foregoing, with respect to any registration initiated pursuant to the exercise of "demand" registration rights by any holder of securities of the Company, the holders of Registrable Securities shall have no right to include any Registrable Securities in such registration unless all of the securities requested to be registered by the holders exercising such "demand" registration rights have been included in such registration and have not been subjected to any reduction by underwriters.

               (b) Holdback Agreements.
                   -------------------

                   (i) Each holder of Registrable Securities agrees by
               acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of any equity securities of the Company, during the seven days prior to and the 90 days after any underwritten registration pursuant to Section 7.1 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration.

                    (ii) The Company agrees (x) if so required by the managing underwriter not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to Section 7.1 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4 and S-8, or any successor or similar forms thereto, and (y) to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to effect any such public sale or distribution of such securities during such period.

          7.4 Preparation; Reasonable Investigation. In connection with the
              -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          7.5 Indemnification.
              ---------------

              (a) Indemnification by the Company. In the event of any
                  ------------------------------
     registration of any securities of the Company under the Securities Act pursuant to this Article 7, the Company will indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors, officers, agents, employees, general partners, limited partners, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director, officer, agent, employee, general partner, limited partner or underwriter or controlling person may become subject under the

     Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder, and each such director, officer, agent, employee, general partner, limited partner, underwriter and controlling person for any reasonable legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be
                                      --------
     liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder specifically stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any
                  ----------------
     Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, agent, employee, general partner, limited partner, underwriter or controlling person and shall survive the transfer of such securities by such holder.

          (b) Indemnification by the Sellers. In the event of any registration
              ------------------------------
     of Registrable Securities under the Securities Act pursuant to this Article 7, each seller of Registrable Securities will (severally and not jointly) indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 7.5) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

          (c) Notices of Claims, etc. Promptly after receipt by an indemnified
              ----------------------
     party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 7.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified
                                  --------
     party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 7.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

          (d) Other Indemnification. Indemnification similar to that specified
              ---------------------
     in the preceding subdivisions of this Section 7.5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

          (e) Indemnification Payments. The indemnification required by this
              ------------------------
     Section 7.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (f) Contribution. If for any reason the indemnification provided for
              ------------
     in the preceding paragraphs of this Section 7.5 is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and indemnifying party in connection with the actions which resulted in such loss, claim, damage, liability or expense, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.5(f) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. No holder of Registrable Securities shall be required to contribute in an amount greater than the dollar amount of proceeds received by such holder with respect to the sale of such holder's Registrable Securities.

ARTICLE 8. RULE 144
---------- --------

          If the Company shall have filed a registration statement pursuant to the requirements of section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information in order to meet the conditions set forth in subparagraph (c)(2)of Rule 144 under the Securities Act) and will take such further actions as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver such holder a written statement as to whether it has complied with the requirements of this Article 8.

ARTICLE 9. DEFINITIONS
---------- -----------

          As used herein, unless the context otherwise requires, the following terms have the following meanings:

          Commission: The Securities and Exchange Commission or any other
          ----------
federal agency at the time administering the Securities Act.

          Common Stock: As defined in Section 1.1 hereof, such term to include
          ------------
any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

          Company: As defined in the introduction to this Agreement, such term
          -------
to include any corporation which shall succeed to or assume the obligations of the Company hereunder.

          Control: The possession, directly or indirectly, of the power, whether
          -------
or not exercised, to direct or cause the direction of the management or policies of any Person, whether through the ownership of voting securities, by contract or otherwise; "Controlled" and "Controlling" shall have meanings correlative to the foregoing.

          Exchange Act: The Securities Exchange Act of 1934, or any similar
          ------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          NASD: The National Association of Securities Dealers, Inc.
          ----

          Person: An individual, a partnership, a joint venture, a corporation,
          ------
a trust, an unincorporated organization, an association or any other entity or a government or any department or agency thereof.

          Purchasers: As defined in the introduction to this Agreement.
          ----------

          Registrable Securities: (a) The shares of Common Stock purchased
          ----------------------
pursuant to this Agreement; and (b) any securities issued or issuable with respect to any securities referred to in the foregoing subdivision by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such certificates shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor or similar provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them immediately thereafter shall not require registration or qualification of them (other than by the issuer, an underwriter or an affiliate [as such term is defined in the Securities Act and the regulations promulgated thereunder] of the issuer) under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

          Registration Expenses: All expenses incident to the Company's
          ---------------------
performance of or compliance with Article 7, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of any counsel and accountants retained by the holder or holders of more than 51% of the Registrable Securities being registered, premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered or officers and directors insurance and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

          Securities Act: The Securities Act of 1933, or any similar federal
          --------------
statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          Transfer: Any sale, assignment, pledge or other disposition of any
          ---------
security, or of any interest therein, which could constitute a "sale" as that term is defined in Section 2(3) of the Securities Act.

ARTICLE 10.    MISCELLANEOUS
-----------    -------------

          10.1 Amendment, Modification and Waiver. This Agreement shall not be
               ----------------------------------
altered or otherwise amended except pursuant to an instrument in writing signed by the Purchaser and the Sellers, and any obligation owed to a party under this Agreement may only be waived in a writing signed by such party. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

          10.2 Expenses; Transfer Taxes, Etc. Each of the Sellers and the
               -----------------------------
Purchasers shall bear their own fees, costs and expenses (including legal fees) incurred in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby; provided, that the Sellers shall be severally obligated to pay all sales, use and excise taxes and all registration, recording or transfer taxes which may be payable in connection with the transfer of Shares by such Seller hereunder.

          10.3 Binding Effect; Benefits; Parties in Interest. This Agreement
               ---------------------------------------------
shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors, assigns, heirs and legal representatives of the parties hereto; provided, however, that this Agreement shall not be assignable by the
        --------  -------
Sellers or the Purchasers without the prior written consent of the other.

          10.4 Entire Agreement. This Agreement (including the Schedules
               ----------------
attached hereto), and the other writings referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings with respect to such subject matter.

          10.5 Headings. The section and paragraph headings contained in this
               --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          10.6 Notices. All notices, claims, certificates, requests, demands and
               -------
other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed (by first-class mail, postage prepaid), transmitted by telex or telecopier or sent by air courier guaranteeing overnight delivery as follows:

                  If to the Company or Sellers to:

                      c/o Information Management Associates, Inc.
                      6527 Main Street
                      Trumbull, CT  06611
                      Attn:  Mr. Gary R. Martino

                  With a copy to:

                      Thomas L. Fairfield, Esq.
                      LeBoeuf, Lamb, Greene & MacRae
                      CityPlace II
                      Hartford, CT  06103


                  If to the Agent or the Purchasers to:

                      Mercury Asset Management PLC
                      33 King William Street
                      London, England EC4 R9AS
                      Attn:  Ian Armitage
                      Telephone:  011-44-71-280-2394
                      Telecopy:   011-44-71-280-2810

                  Copies to:

                      David J. Callard
                      Wand Partners Inc.
                      30 Rockefeller Plaza
                      Suite 3226
                      New York, NY  10112

                           and

                      Nancy L. Henry, Esq.
                      Skadden, Arps, Slate, Meagher & Flom
                      919 Third Avenue
                      New York, NY  10022

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been given, in the case of personal delivery, on the date of delivery and in the case of mailing five (5) days after such mailing.

          10.7 Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          10.8 Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Connecticut.

          10.9 Gender. Any reference to the masculine gender shall be deemed to
               ------
include the feminine and neuter genders unless the context otherwise requires.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

                                            THE AGENT:
                                            MERCURY ASSET MANAGEMENT PLC, as
                                            agent for the Purchasers


                                            By: /s/N.T. Turner
                                               ---------------------------------
                                               Name: N.T. Turner
                                               Title: Assistant Director


                                            THE SELLERS:


                                             /s/Gary R. Martino
                                            -----------------------------------
                                            Gary R. Martino

                                             /s/Albert R. Subbloie
                                            -----------------------------------
                                            Albert R. Subbloie

                                             /s/Paul Schmidt
                                            -----------------------------------
                                            Paul Schmidt

                                             /s/Andrei Poludnewycz
                                            -----------------------------------
                                            Andrei Poludnewycz

                                            THE COMPANY:

                                            INFORMATION MANAGEMENT ASSOCIATES,
                                            INC.


                                            By: /s/Gary R. Martino
                                               --------------------------------
                                               Name: Gary R. Martino
                                               Title: CFO

                                   Schedule A
                                   ----------

                                   Purchasers
                                   ----------



                                                            Aggregate
                                 Number of Shares           Purchase
Nominee Name                     of Common Stock              Price
------------                     ----------------           ---------
Rowan Nominees Limited                117,778               $1,060,002


                                   Schedule B
                                   ----------

                                 List of Sellers
                                 ---------------


                                                            Aggregate
                               Number of Shares             Purchase
                               of Common Stock                Price
                               ----------------             ---------

Gary R. Martino                     45,000                  $  405,000
Albert R. Subbloie                  45,000                  $  405,000
Paul Schmidt                         5,278                  $   47,502
Andrei Poludnewycz                  22,500                  $  202,500
                                   -------                  ----------
           TOTAL                   117,778                  $1,060,002
